SEALED AIR CORPORATION
Earnings Conference Call Supplement
First Quarter 2013
(Unaudited Results)
May 1, 2013
Jerome A. Peribere – President & Chief Executive Officer
Carol P. Lowe – Senior Vice President & Chief Financial Officer
Exhibit 99.2

Safe Harbor and Regulation G Statement

• This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements can be identified by such words as “anticipates,” “believes,”
“plan,” “assumes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans to,” “will” and similar expressions.
Examples of these forward-looking statements include 2013 financial expectations and assumptions associated with our restructuring programs, availability and pricing of raw materials, success of our growth programs, economic conditions, and the success of pricing actions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial position and our results of operations. A variety of factors may cause actual results to differ materially from these expectations, including general domestic and international economic and political conditions affecting packaging utilization;
changes in our raw material and energy costs; credit ratings; competitive conditions and contract terms;
currency translation and devaluation effects, including Venezuela; the success of our financial growth, profitability and manufacturing strategies and our cost reduction and productivity efforts; the effects of animal and food-related health issues; pandemics; environmental matters; regulatory actions and legal matters; and
the successful integration of Diversey.  For more extensive information, see “Risk Factors” and “Cautionary
Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-
K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.
• Our management uses non-U.S. GAAP financial measures to evaluate the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the Company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non-U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables and information provided in our earnings release.

2 2
Key Takeaways
First Quarter 2013
Q1 Performance Summary
• Sales +0.4% to $1.9B. Organic* 1.2%
from + 1.0% volume & 0.2% price/mix
• Adj. EBITDA: $227M, 12.2% of sales
• Adj. EPS $0.17; Reported EPS of $0.01
Excluding SARs expense:
• Q1 2013 Adj. EBITDA: $245M, 13.2% of sales
• Q1 2012 Adj. EBITDA: $240M, 13.0% of sales
• Q1 2013 Adj. EPS:  $0.24
• Q1 2012 Adj. EPS:  $0.20
Organic sales refers to unit volume and price/mix performance and excludes the impact of currency translation
• Strong growth in developing
regions
• Global economic challenges
– Continued decline in Europe
– Japan/ANZ net sales -2.3%
– North America net sales flat
• Protein supply challenges in North
America and Europe
• Higher SARs expense due to
increase in stock price
• Core Tax Rate of 19.4%
Reported U.S. GAAP Measures
Q1-13 Net Sales: $1.9B; Operating Profit: $130M; Net Income: $3M
Q1-12 Net Sales: $1.8B; Operating Profit: $  83M; Net Loss:   $(8)M
Q1-13 Effective tax rate 146.6%
*
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.  All numbers reflect continuing operations, excluding the impact of the sale of Diversey Japan.

Regional Sales Performance
First Quarter 2013
Latin
America
Reported: +5.4%
Organic: +11.9%
North
America
Reported: +0.2%
Organic: +0.2%
3
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.
Japan/ANZ
Reported: -2.3%
Organic: -0.6%
Europe
Reported: -2.1%
Organic: -2.4%
AMAT
Reported: +7.1%
Organic: +8.0%

Food and Beverage: Achieved Volume and Adj. EBITDA Growth
•
• +1.8% volume
• Hygiene sales organic growth: 2.4%
• Food Packaging Solutions org. growth: 1.7%
• Strong Fresh Red Meat sales in Latin America
and ANZ
• Strong equipment sales in Latin America and
AMAT
• Q1 Adj. EBITDA growth of 4.1%; +40 bps
• Excluding SARs expense, growth of 5.6%; +60
bps
• Q1 Volume Growth by region v. PY
• North America: -0.6%   • AMAT: +14.6%
• Europe: -1.7% • Japan/ANZ: +0.9%
• Latin America: +11.1%
• Largest growth
drivers:
Developing regions:
Brazilian beef production, equipment
•
Challenges:
North American and European
protein supply constraints, price-cost spread
Net Sales ($M)
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.
Hygiene
Packaging
Solutions
14.2%
Adjusted EBITDA excluding SARs ($M)
168
726
171
732
Q1 2012
Q1 2013
895
903
Reported U.S. GAAP Measures:
Q1-13 F&B Operating Profit: $93M
Q1-12 F&B Operating Profit: $82M
Q1 2012
Q1 2013
129
14.4%
136
15.0%
3 SARs
impact
5 SARs
impact
126
14.1%
131
14.5%
Q1 Net Sales: +0.8%; organic growth 1.9%

Institutional and Laundry: Positive Emerging Market Growth
• Q1 Net Sales: +0.5%; +1.2% organic growth
• +1.1% price/mix
• +0.1% volume
• Southern Europe sales -8%
• Q1 Adjusted EBITDA decline of -26.2%
• Excluding SARs expense, decline of -11.5%
• Impacted by negative customer mix
• Q1 Volume growth rates by region v. PY
• North America: +2.5% • AMAT: +6.7%
• Europe: -4.8% • Japan/ANZ +0.5%
• Latin America: +7.3%
• Largest Growth Drivers:
Developing regions,
Food Service
• Challenges:
Southern Europe, SARs expense,
machine sales, distribution in mature markets
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.
Net Sales ($M)
Reported U.S. GAAP Measures:
Q1-13 I&L Operating Loss:  $(9M)
Q1-12 I&L Operating Profit: $(1M)
Adjusted EBITDA excluding SARs ($M)
Q1 2012
26
5.1%
Q1 2013
45
8.7%
39
7.7%
9 SARs
impact
36
7.0%
13 SARs
impact
510
513
Q1 2012 Q1 2013

Protective Packaging: Flat Volumes with Global Manufacturing Weakness
• Q1 Net Sales: -1.2%; -0.8% organic change
• +0.1% volume
• -0.9% price/mix
• Increased volume to consumer-based
products and related solutions
• Q1 Adjusted EBITDA decline of -4.6%
• Q1 Volume growth rates by region v. PY
• North America: +1.1% • AMAT: +1.0%
• Europe: -2.8% • Japan/ANZ +3.7%
• Latin America: -2.1%
• Largest growth
drivers:
E-commerce/retail
• Challenges:
Global economic weakness,
customer mix, price/cost spread
Net Sales ($M)
Adjusted EBITDA ($M)
Reported U.S. GAAP Measures:
Q1-13 Protective Packaging Operating Profit: $47M
Q1-12 Protective Packaging Operating Profit: $51M
15.4%
14.9%
391
387
Q1 2012 Q1 2013
Q1 2012 Q1 2013
60
58
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.

Earnings Quality Improvement Program
• Estimate $80 million in annual savings to be realized by the end of
2015
– Divisional Structure Realignment  ($90-95 million cost)
– Supply Chain Network Optimization ($85-95 million cost)
– Other ($5-10 million cost)
– Minimal savings in 2013
• New program is incremental to the cost synergies under 2011-2014
Integration and Optimization Program
• Estimated total costs of $180-200 million
– $65 million in 2013 estimated one-time cash costs

Program cost and timing estimates and savings are based on information currently available to management and may fluctuate due to a variety of reasons, including changes in foreign exchange rates.

8 Q1 Net Sales Bridge ($ in millions) +19 +3 -14 1,853 1,845 Q1 2012 Volume Price-Mix Foreign Exchange Q1 2013

Q1 2013 Adjusted EBITDA Bridge

($ millions)
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-U.S.
GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.
Q1 2012 Cost
Synergies
Volume SG&A Other SARs Mix &
Price/Cost
Spread
Foreign
Exchange
Q1 2013

10 10
Q1 Free Cash Flow showed significant improvement over Q1 2012
($ in millions)
Free Cash Flow Performance
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.
Free Cash Flow Q1-2012 Q1-2013
U.S. GAAP Cash Flow from
Operating Activities
$      (93) $       (39)
Capital Expenditures (31) (26)
Free Cash Flow $    (125) $       (65)
Q1 2012
Q1 2013
(65)
(125)

11 11
Liquidity & Net Debt
($ in millions)
Liquidity Position
1,476
Net Debt
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.
Higher net debt as a result of:
• Seasonal inventory growth
• Certain annual incentive compensation payments
• Financing activities
• 40% of annual cash interest paid during the first
quarter
4,779
4,871
150
700
626
Mar 2013
Dec 2012        Mar 2013
Cash & Cash Equivalents
Revolving Credit Facility
A/R Securitization

Outlook for Full Year 2013
Management’s full year outlook includes:
– Net Sales approximately $7.7 billion to $7.9 billion
– Adjusted EBITDA approximately $1.01 billion to $1.03 billion
– Earnings Per Share approximately $1.10 to $1.20 per share
– Revised Free Cash Flow approximately $275 million to $325 million
• Includes estimated cash costs of $65 million for earnings quality improvement program and $70 million for the 2011-2014 Integration and Optimization Program and anticipated higher SARs payments
• Includes 2013 estimated capital expenditures of $160 million
• 2012 Free Cash Flow was $280 million and was net of $81 million of Integration and
Optimization cash payments and $125 million of capital expenditures
12
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-U.S.
GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.
Adjusted EPS guidance excludes the impact of special items. It also excludes the payment of the W. R. Grace settlement, as the exact timing of the settlement is unknown.  Final payment of the W. R. Grace settlement is expected to be accretive to adjusted EPS by approximately
$0.13 annually following the payment date under the assumption of using a substantial portion of cash on hand for the payment and ceasing to accrue interest on the settlement amount.  Additionally, guidance excludes any non-operating gains or losses that may be recognized in
2013 due to currency fluctuations in Venezuela.

SEALED AIR CORPORATION
Earnings Conference Call
First Quarter 2013
Q&A
Q&A
Q&A
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.

SEALED AIR CORPORATION
Earnings Conference Call
First Quarter 2013
Appendix
Appendix
Appendix
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-
U.S. GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.

1Q 2013 Adjusted EPS Calculation

Q1 2013
Net Sales (M)
$  1,853
Adjusted EBITDA $    227
Interest expense (91)
Depreciation and amortization (1) (80)
Non-cash profit sharing (2) (10)
Adjusted Pre-tax Earnings $     46
Core income tax provision 19.4%
Core income taxes (9)
Adjusted Net Earnings 37
Diluted shares outstanding 212.7
Adjusted EPS $ 0.17
Reported U.S. GAAP Measures :
Q1 2013 Operating Income: $130M; Net Income $3M
(1) Comprised of $41M of property and equipment depreciation, $32M of amortization of Intangibles and $8M of share-based compensation
(2) Contributions to be made in Sealed Air common stock
Please see Sealed Air’s May 1, 2013 earnings press release for important information  about the use of non-U.S.
GAAP financial measurers, including applicable reconciliations to U.S. GAAP financial measures.